Exhibit 99.1

Protolabs Reports Financial Results for the First Quarter 2020

First Quarter 2020 Revenue of $115.1 million, an increase of 1.5% over 2019

First Quarter 2020 GAAP EPS of $0.52, Non-GAAP EPS of $0.61

MAPLE PLAIN, Minn. – April 30, 2020 – Proto Labs, Inc. (NYSE: PRLB), a leading online and technology-enabled, quick-turn, on-demand manufacturer, today announced financial results for the first quarter ended March 31, 2020.

“As Protolabs confronts the immediate challenges of the COVID-19 pandemic, our top priority is the health and safety of our employees, communities, and customers,” said Vicki Holt, President and Chief Executive Officer of Protolabs. “We continue to serve our customers during these uncertain times, and are thankful that we are able to be a part of the solution. I am very proud of the dedicated Protolabs employees who continue to support our customers and manufacture parts with critical applications in the fight against the Coronavirus.”

COVID-19 Response Highlights include:

●	Protolabs COVID-19 Commitment:

o	Remain fully operational as an essential business.

o	Prioritize COVID-19 related orders and customer needs.

o	Waive expedite fees for COVID-19 orders; parts manufactured and shipped in as fast as 1 day.

●	Protolabs has received COVID-19 related orders for applications including components for lifesaving equipment, diagnostic systems, and personal protective equipment (PPE).

●

In our manufacturing facilities we have implemented new cleaning and sanitizing standard operating procedures, new shift change procedures to minimize employee interaction and achieved social distancing with new employee work station layouts.

●	Our non-manufacturing employees have transitioned to a remote work environment; approximately 90 percent of our non-manufacturing employees are working from home.

●

Protolabs Foundation has accelerated annual STEM education grants to provide food and technology needs during distance learning. The Foundation also doubled its match for employee charitable contributions.

First Quarter 2020 Highlights include:

●	Revenue for the first quarter of 2020 was $115.1 million, representing a 1.5 percent increase compared to revenue of $113.5 million in the first quarter of 2019.

●	Net income for the first quarter of 2020 was $14.0 million, or $0.52 per diluted share.

●	Non-GAAP net income was $16.3 million, or $0.61 per diluted share. See “Non-GAAP Financial Measures” below.

“During the first two and a half months of the first quarter of 2020, ordering trends were in-line with our expectations,” added Holt. “In mid-March, as the global pandemic intensified and economic activity declined, ordering activity slowed. In the last week of March, we began to receive orders for COVID-19 related parts—primarily injection molding in the Americas—which helped mitigate the slowdown in other services and regions. In the midst of this unprecedented uncertainty, we were able to deliver essential parts to our customers and achieve strong financial performance. We will continue to produce the high-quality parts our customers have come to expect from Protolabs, and we are confident that our ecommerce digital manufacturing business model will thrive as manufacturing adapts in response to this pandemic.”

Additional First Quarter 2020 Highlights include:

●	Gross margin was 50.5 percent of revenue for the first quarter of 2020, compared to 51.9 percent for the first quarter of 2019.

●	Operating expenses were 35.9 percent of revenue for the first quarter of 2020, compared to 34.7 percent for the first quarter of 2019.

●	GAAP operating margin was 14.6 percent of revenue during the first quarter of 2020, compared to 17.1 percent for the first quarter of 2019.

●	Non-GAAP operating margin was 17.9 percent of revenue during the first quarter of 2020, compared to 20.6 percent for the first quarter of 2019. See “Non-GAAP Financial Measures” below.

●	EBITDA was $25.3 million, or 22.0 percent of revenue, for the first quarter of 2020.

●	Adjusted EBITDA was $27.5 million, or 23.9 percent of revenue, for the first quarter of 2020. See “Non-GAAP Financial Measures” below.

●	The company generated $22.4 million in cash from operations during the first quarter of 2020.

●	Cash and investments balance was $167.2 million at March 31, 2020.

“The ultimate financial impact of the COVID-19 pandemic is unknown at this time. We will continue to monitor demand levels and prudently manage expenses during this time,” said John Way, Chief Financial Officer. “The health of our balance sheet and the strength of our unique digital manufacturing model allow us to manage through these challenging times, deliver exceptional value to our customers, and provide long term benefits to our stakeholders.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense and unrealized (gain) loss on foreign currency (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense and amortization expense (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, and unrealized (gain) loss on foreign currency (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its first quarter 2020 financial results and financial guidance today, April 30, 2020 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call, and accompanying presentations will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/5cshwxe6. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is a leading digital manufacturing source for rapid prototyping and on-demand production. The company produces custom parts and assemblies in as fast as one day with automated 3D printing, CNC machining, sheet metal fabrication, and injection molding processes. Its digital approach to manufacturing enables accelerated time to market, reduces development and production costs, and minimizes risk throughout the product life cycle. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact:
Protolabs
Dan Schumacher, 763-479-7240
Director of Investor Relations
daniel.schumacher@protolabs.com

or

Media Contact:
Protolabs

Sarah Ekenberg, 763-479-7560

Marketing Manager, PR & Media

sarah.ekenberg@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2020	2019
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$91,905	$125,225
Short-term marketable securities	38,194	35,437
Accounts receivable, net	62,091	57,450
Inventory	10,507	10,075
Prepaid expenses and other current assets	9,777	8,232
Total current assets	212,474	236,419

Property and equipment, net	268,001	263,712
Goodwill	128,752	128,752
Other intangible assets, net	16,615	17,369
Long-term marketable securities	37,077	12,960
Operating lease assets	10,548	11,425
Other long-term assets	4,623	3,030
Total assets	$678,090	$673,667

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$18,219	$16,804
Accrued compensation	12,460	15,058
Accrued liabilities and other	12,950	11,057
Current operating lease liabilities	3,254	3,340
Income taxes payable	414	1,322
Total current liabilities	47,297	47,581

Long-term operating lease liabilities	7,871	8,565
Long-term deferred tax liabilities	29,652	26,283
Other long-term liabilities	5,530	5,448

Shareholders' equity	587,740	585,790
Total liabilities and shareholders' equity	$678,090	$673,667

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Revenue
Injection Molding	$54,776	$55,311
CNC Machining	37,885	37,872
3D Printing	15,948	14,480
Sheet Metal	5,649	5,025
Other	850	764
Total revenue	115,108	113,452

Cost of revenue	57,008	54,592
Gross profit	58,100	58,860

Operating expenses
Marketing and sales	18,180	18,577
Research and development	8,987	8,013
General and administrative	14,108	12,822
Total operating expenses	41,275	39,412
Income from operations	16,825	19,448
Other income, net	1,054	213
Income before income taxes	17,879	19,661
Provision for income taxes	3,895	4,150
Net income	$13,984	$15,511

Net income per share:
Basic	$0.52	$0.58
Diluted	$0.52	$0.57

Shares used to compute net income per share:
Basic	26,776,806	26,963,366
Diluted	26,929,640	27,177,039

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Operating activities
Net income	$13,984	$15,511
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,958	7,439
Stock-based compensation expense	3,033	3,040
Deferred taxes	3,392	379
Amortization of held-to-maturity securities	55	16
Other	(644)	236
Changes in operating assets and liabilities	(5,368)	(8,619)
Net cash provided by operating activities	22,410	18,002

Investing activities
Purchases of property, equipment and other capital assets	(13,421)	(12,735)
Cash used for acquisitions, net of cash acquired	-	-
Purchases of other assets and investments	(3,000)	(4,000)
Purchases of marketable securities	(37,629)	-
Proceeds from maturities of marketable securities	10,700	17,006
Net cash (used in) provided by investing activities	(43,350)	271

Financing activities
Proceeds from exercises of stock options and other	135	174
Purchases of shares withheld for tax obligations	(1,048)	(594)
Repurchases of common stock	(11,185)	(17,309)
Net cash used in financing activities	(12,098)	(17,729)
Effect of exchange rate changes on cash and cash equivalents	(282)	(240)
Net (decrease) increase in cash and cash equivalents	(33,320)	304
Cash and cash equivalents, beginning of period	125,225	85,046
Cash and cash equivalents, end of period	$91,905	$85,350

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense and unrealized (gain) loss on foreign currency
GAAP net income	$13,984	$15,511
Add back:
Stock-based compensation expense	3,033	3,040
Amortization expense	754	871
Unrealized (gain) loss on foreign currency	(797)	247
Total adjustments [1]	2,990	4,158
Income tax benefits on adjustments [2]	(675)	(919)
Non-GAAP net income	$16,299	$18,750

Non-GAAP net income per share:
Basic	$0.61	$0.70
Diluted	$0.61	$0.69

Shares used to compute non-GAAP net income per share:
Basic	26,776,806	26,963,366
Diluted	26,929,640	27,177,039

[1] Stock-based compensation expense, amortization expense and unrealized (gain) loss on foreign currency were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended
	March 31,
	2020	2019

Cost of revenue	$863	$733

Marketing and sales	618	549
Research and development	521	423
General and administrative	1,785	2,206
Total operating expenses	2,924	3,178

Other income, net	(797)	247
Total adjustments	$2,990	$4,158

[2] For the three-month periods ended March 31, 2020 and 2019, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Revenue	$115,108	$113,452
Income from operations	16,825	19,448
GAAP operating margin	14.6%	17.1%
Add back:
Stock-based compensation expense	3,033	3,040
Amortization expense	754	871
Total adjustments	3,787	3,911
Non-GAAP income from operations	$20,612	$23,359
Non-GAAP operating margin	17.9%	20.6%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
GAAP net income	$13,984	$15,511
Amortization expense	754	871
Depreciation expense	7,204	6,568
Interest income, net	(560)	(581)
Tax expense	3,895	4,150
EBITDA	25,277	26,519
Add back:
Stock-based compensation expense	3,033	3,040
Unrealized (gain) loss on foreign currency	(797)	247
Total adjustments	2,236	3,287
Adjusted EBITDA	$27,513	$29,806

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2020			Three Months Ended March 31, 2019%		% Change Constant
	GAAP	Adjustments[1]	Non-GAAP	GAAP	Change[2]	Currencies[3]
Revenues
United States	$90,076	$-	$90,076	$87,811	2.6%	2.6%
Europe	20,787	648	21,435	21,254	(2.2)	0.9
Japan	4,245	(55)	4,190	4,387	(3.2)	(4.5)
Total Revenue	$115,108	$593	$115,701	$113,452	1.5%	2.0%

[1] Revenue for the three-month period ended March 31, 2020 has been recalculated using 2019 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2019 to GAAP revenue for the three-month period ended March 31, 2020.

[3] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2019 to non-GAAP revenue for the three-month period ended March 31, 2020 (as recalculated using the foreign currency exchange rates in effect during the three-month period ended March 31, 2019) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
Unique product developers and engineers served	20,876	20,573